TERMINATION OF ASSIGNMENT OF LEASE AGREEMENT

     THIS AGREEMENT, made this 23rd day of June, 1999 and effective June 3O, 1999, by and between SLT PROPERTIES, INC. ("Assignor"), SURGICAL LASER TECHNOLOGIES, INC. (the "Industrial Occupant") and THE PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY ("PIDA").

                               Basis of Agreement

     A. By Assignment of Lease Agreement dated December 2, 1991 (the "Assignment of Lease Agreement"), which was recorded in Montgomery County Deed Book 4993, Page 838, Assignor agreed to assign to PIDA all of its rights, title and interest in a Lease Agreement between Assignor and Industrial Occupant for the lease of that certain premises known as Tax Parcel Number 61-00-01208-14-4, as more particularly described in Exhibit "A" attached hereto and made a part hereof to Industrial Occupant.

     B. Assignor and PIDA have agreed to terminate the Assignment of Lease Agreement.

     NOW, THEREFORE, intending to be legally bound hereby, the parties agree that:

     1. The Assignment of Lease Agreement is hereby canceled and annulled, and from and after the date hereof shall be completely void and have no further force and effect whatsoever.

     2. This instrument may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first above written.

Attest:                           SLT PROPERTIES, INC.

/s/ Davis Woodward                By: /s/ Michael R. Stewart
    --------------                    ----------------------
    Davis Woodward                    Michael R. Stewart
    Secretary                         Vice President

Attest:                           PENNSYLVANIA INDUSTRIAL
                                  DEVELOPMENT AUTHORITY

/s/ Evelyn Shepley                 By: /s/ Marguerite Harris
    --------------                     ----------------------
    Evelyn Shepley                     Marguerite Harris
    Assistant Secretary                Administrator


                                     CONSENT

     Surgical Laser Technologies, Inc. hereby consents to the Termination of Assignment of Lease Agreement as hereinabove described.

Attest:                           SURGICAL LASER TECHNOLOGIES, INC.

/s/ Davis Woodward                By: /s/ Michael R. Stewart
    --------------                    ----------------------
    Davis Woodward                    Michael R. Stewart
    Secretary                         Vice President

COMMONWEALTH OF PENNSYLVANIA:
                             ss
COUNTY OF MONTGOMERY        :

     On the 23rd day of June A.D., 1999, before me, the undersigned officer, personally appeared Michael R. Stewart, who acknowledged himself/herself to be the Vice President of SLT PROPERTIES, INC., and that he/she, as such Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                          /s/ Patricia A. Moriarty
                              --------------------
                              Notary Public

                                  Notarial Seal
                      Patricia A. Moriarty, Notary Public
                       Montgomery Twp., Montgomery County
                       My Commission Expires May 20, 2002
                  Member, Pennsylvania Association of Notaries

COMMONWEALTH OF PENNSYLVANIA:
                             ss
COUNTY OF MONTGOMERY        :

     On the 28th day of June A.D., 1999, before me, the undersigned officer, personally appeared Marguerite Harris, who acknowledged herself to be the Administrator of THE PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY, and that she, as such Officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by herself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                          /s/ HEATHER L. HINTON
                              -----------------
                              Notary Public

                                  Notarial Seal
                        HEATHER L. HINTON, Notary Public
                      City of Harrisburg, Dauphin County
                       My Commission Expires Jan. 6, 2003

COMMONWEALTH OF PENNSYLVANIA:
                             ss
COUNTY OF MONTGOMERY        :

     On the 23rd day of June A.D., 1999, before me, the undersigned officer, personally appeared Michael R. Stewart, who acknowledged himself to be the Vice President of SURGICAL LASER TECHNOLOGIES, INC., and that he, as such Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Vice President.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                          /s/ Patricia A. Moriarty
                              --------------------
                              Notary Public

                                  Notarial Seal
                      Patricia A. Moriarty, Notary Public
                       Montgomery Twp., Montgomery County
                       My Commission Expires May 20, 2002
                  Member, Pennsylvania Association of Notaries

                                   EXHIBIT "A"

ALL THAT CERTAIN tract of land situate in the Township of Upper Providence, County of Montgomery, Commonwealth of Pennsylvania, as shown on Final Subdivision Plan prepared for Acorn Development Corporation (Sheet 1 of 1) by Pennoni Associates, Inc., Consulting Engineers, 1611 Arch Street, Philadelphia, Pennsylvania 19103 and Yerkes Associates, Inc., 101 Charles Street, Box 1080, Bryn Mawr, Pennsylvania 19101 recorded on September 11, 1990 in the Office of the Recorder of Deeds in and for Montgomery County in Plan Book A-52, page 198, bounded and described as follows, to wit:

BEGINNING at a point in the title line of Mill Road, said point being located North 06 degrees 37 minutes 54 seconds West 509.00 feet from the intersection of said title line with the centerline of Cresson Boulevard (50 feet wide); thence extending along said title line of Mill Road North 06 degrees 37 minutes 54 seconds West 394.00 feet to a point in line of lands of Burl L. and Geraldine Collins; thence extending along said lands the following 02 courses and distances: (1) North 73 degrees 16 minutes 45 seconds East 216.79 feet to a point; (2) North 06 degrees 37 minutes 55 seconds West 135.95 feet to a point in the Southeasterly title line of Egypt Road, S.R 46062-2; thence extending along said title line Norlh 80 degrees 10 minutes 00 seconds East 68.97 feet to a point in the centerline of Cresson Boulevard; thence extending along said centerline the following 03 dimensions: (1) South 39 degrees 00 minutes 00 seconds East 146.56 feet to a point of curvature; (2) extending along the arc of a circle curving to the right, having a radius of 225.00 feet, the arc distance of 131.55 feet to a point of tangency; (3) crossing a 25 foot wide storm easement South 05 degrees 30 minutes 00 seconds East 323.16 feet to a point in line of Lot No. 3; thence extending along said Lot South 83 degrees 22 minutes 06 seconds West 389.29 feet to the point and place of BEGINNING.

CONTAINING 4.147 acres of land, more or less.

BEING Lot 2 as shown on the above mentioned Plan.

PARCEL NUMBER: 61-00-01208-14-4.

BEING the same premises which Oaks Associates, a Pennsylvania Limited Partnership by Indenture dated September 14, 1990 and recorded in the Office of the Recorder of Deeds in and for the County of Montgomery in Deed Book 4958 Page 199, granted and conveyed unto Montgomery County Industrial Development Corporation, a Pennsylvania Non-Profit Corporation.